                                                                  Exhibit 10.P.


                   AMENDMENT TO FUND PARTICIPATION AGREEMENT

The Fund Participation Agreement (the "Agreement"), dated September 30, 1993, by and between Provident Mutual Life Insurance Company (previously Provident Mutual Life Insurance Company of Philadelphia) and Dreyfus Variable Investment Fund is hereby amended to add "The Dreyfus Socially Responsible Growth Fund, Inc." as a party to the Agreement and as follows:

     (1) Exhibit A, attached hereto, listing each Fund, including, as applicable, any series thereof, the shares of which are available to serve as the underlying investment medium for the Participating Companies, is hereby added to the Agreement. Such Exhibit A may be amended from time to time by mutual written consent of each of the parties to the Agreement.


Effective Date: January 1, 2001


                                            PROVIDENT MUTUAL LIFE INSURANCE
                                            COMPANY

                                            /s/ Joan Tucker
                                            ______________________________
                                            Name

Attest: /s/ Illegible                       Executive Vice President
        ____________________                ______________________________
                                            Title

                                            December 29, 2000
                                            ______________________________
                                            Date


                                            DREYFUS VARIABLE INVESTMENT FUND

                                            /s/ Illegible
                                            ______________________________
                                            Name

Attest: /s/ Illegible
        ____________________
                                            Assistant Secretary
                                            ______________________________
                                            Title

                                            8/7/01
                                            ______________________________
                                            Date


                                            THE DREYFUS SOCIALLY RESPONSIBLE
                                            GROWTH FUND, INC.

                                            /s/ Illegible
                                            ______________________________
                                            Name

Attest: /s/ Illegible
        ____________________
                                           Secretary
                                            ______________________________
                                            Title

                                            8/7/01
                                            ______________________________
                                            Date



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                                   EXHIBIT A

DREYFUS VARIABLE INVESTMENT FUND
  Growth and Income Portfolio

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.